UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

HAMILTON INSURANCE GROUP, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒    No fee required
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61837-P30531 C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 HAMILTON INSURANCE GROUP, LTD. 2025 Annual General Meeting Vote by May 14, 2025 11:59 PM ET You invested in HAMILTON INSURANCE GROUP, LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Get informed before you vote View the 2025 Annual Report and the Notice and Proxy Statement online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/ or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free at 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2025 9:00 am ET Virtually at: www.virtualshareholdermeeting.com/HG2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61838-P30531 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting upon which Class A shareholders are entitled to vote. Please follow the instructions on the reverse side to vote these important matters. 1. Approve, on a non-binding, advisory basis, the fiscal 2024 compensation paid to our named executive officers. For 2. The appointment of Ernst & Young Ltd. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61839-P30531 C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 HAMILTON INSURANCE GROUP, LTD. 2025 Annual General Meeting Vote by May 14, 2025 11:59 PM ET You invested in HAMILTON INSURANCE GROUP, LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Get informed before you vote View the 2025 Annual Report and the Notice and Proxy Statement online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/ or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free at 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2025 9:00 am ET Virtually at: www.virtualshareholdermeeting.com/HG2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61840-P30531 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting upon which Class B shareholders are entitled to vote. Please follow the instructions on the reverse side to vote these important matters. 1. The election of eleven (11) Class B directors to serve until the next annual general meeting of shareholders or until his or her successor is elected and qualified: Nominees: 1a. David A. Brown For 1b. Giuseppina Albo For 1c. John J. Gauthier For 1d. Anu (Henna) Karna For 1e. Stephen W. Pacala For 1f. Neil Patterson For 1g. Marvin Pestcoe For 1h. Everard Barclay Simmons For 1i. Therese Vaughan For 1j. Karen Ann Green For 1k. David Priebe For 2. Approve, on a non-binding, advisory basis, the fiscal 2024 compensation paid to our named executive officers. For 3. The appointment of Ernst & Young Ltd. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and the authorization of our Board, acting through the Audit Committee, to set the fees for the independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.